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                                                                  Exhibit (e)(9)

American General
Life Companies

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
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                                                     EXECUTIVE ADVANTAGE(SM)
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                                                  AUTOMATIC REBALANCING REQUEST
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Policy Number:___________________________       Policyholder:_____________________________________________________
                                                             (Last Name, First Name, Middle Name)

Insured:    ___________________________________________________________ Social Security No.: ______-_____-______
            (Last Name, First Name, Middle Name)

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For the purpose of Rebalancing, I hereby authorize transfers from my Guaranteed Account and Subaccounts into other Subaccounts at the following frequency, as measured from the policy anniversary:

[_] Monthly   [_] Quarterly   [_] Semi-annually   [_] Annually      Following are rebalanced percentages after the transfer:

                                                                                                                        Percent
Guaranteed Account                                      _______%                                                        -------

    AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Goldman Sachs Variable Insurance Trust
    Invesco V.I. High Yield Fund                        _______%        Strategic International Equity Fund              _______%
    Invesco V.I. American Value Fund                    _______%        Structured U.S. Equity Fund                      _______%
    Alliance Bernstein Variable Products Series Fund, Inc.            JPMorgan Insurance Trust
    Growth Portfolio                                    _______%      Small Cap Core Portfolio                           _______%
    Growth and Income Portfolio                         _______%    The Universal Institutional Funds, Inc.
    Large Cap Growth Portfolio                          _______%        Core Plus Fixed Income Portfolio                 _______%
American Century Variable Portfolios, Inc.                              Emerging Markets Equity Portfolio                _______%
    VP Income & Growth Fund                             _______%        Mid Cap Growth Portfolio                         _______%
    VP International Fund                               _______%    Neuberger Berman Advisers Management Trust
BlackRock Variable Series Funds, Inc.                                   AMT Large Cap Value Portfolio                    _______%
  BlackRock Basic Value V.I. Fund                       _______%    PIMCO Variable Insurance Trust
  BlackRock Capital Appreciation V.I. Fund              _______%        High Yield Portfolio                             _______%
  BlackRock U.S. Government Bond V.I. Fund              _______%        Long-Term U.S. Government Portfolio              _______%
  BlackRock Value Opportunities V.I. Fund               _______%        Real Return Portfolio                            _______%
Fidelity Variable Insurance Products                                    Short-Term Portfolio                             _______%
    VIP Balanced Portfolio                              _______%        Total Return Portfolio                           _______%
    VIP Contrafund Portfolio                            _______%    Vanguard Variable Insurance Fund
    VIP Index 500 Portfolio                             _______%        Total Bond Market Index Portfolio                _______%
    VIP Money Market Portfolio                          _______%        Total Stock Market Index Portfolio               _______%
    Franklin Templeton Variable Insurance Products Trust            VALIC Company I
    Developing Markets Securities Fund- Class 2         _______%        International Equities Fund                      _______%
    Foreign Securities Fund- Class 2                    _______%        Mid Cap Index Fund                               _______%
    Growth Securities Fund - Class 2                    _______%        Small Cap Index Fund                             _______%








_______________________________________________________      _______________________________________________________
Signature of Insured                                          Signature of Policyholder (if other than Insured)

____________________________________ ____, 20___
Date Signed






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Automatic Rebalance, Executive Advantage(SM), 05/13
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